UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

ACASTI PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3009, boul. de la Concorde East Suite 102
Laval, Quebec		H7E 2B5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 686-4555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its Annual and Special Meeting of Shareholders held on September 28, 2022 (the “Annual and Special Meeting”), Acasti Pharma Inc.’s (“Acasti”) shareholders approved amendments to the Acasti stock option plan to provide for an increase in the number of Acasti common shares that may be issued upon the exercise of all options granted under the Acasti stock option plan from 10% of the issued and outstanding Acasti common shares from time to time to 20% of the issued and outstanding Acasti common shares as of July 28, 2022, representing 8,898,838 Acasti common shares, which includes the 4,251,881 Acasti common shares currently reserved for outstanding options under the Acasti stock option plan and which limit shall also include the Acasti common shares issuable pursuable to any awards issued under the Acasti equity incentive plan. In addition, Acasti shareholders approved amendments to the Acasti equity incentive plan to set the total number of Acasti common shares reserved for issuance pursuant to awards granted under the Acasti equity incentive plan to an aggregate number that shall not exceed 20% of the issued and outstanding Acasti common shares as of July 28, 2022, representing 8,898,838 Acasti common shares, which limit shall include Acasti common shares issued under the Acasti stock option plan.

For a description of the amendment to Acasti’s stock option plan, please refer to “Proposal No. 4: Stock Option Plan Proposal” in Acasti’s Proxy Statement filed with the SEC on August 31, 2022 (the “Proxy Statement”), which information is incorporated herein by reference. The description herein of Acasti’s stock option plan is subject to and qualified in its entirety by reference to the full text of Acasti’s stock option plan, which is included as Exhibit 10.1 hereto and incorporated herein by reference. For a description of Acasti’s equity incentive plan, please refer to “Proposal No. 5: Equity Incentive Plan Proposal” in the Proxy Statement, which information is incorporated herein by reference. The description herein of Acasti’s equity incentive plan is subject to and qualified in its entirety by reference to the full text of Acasti’s equity incentive plan, which is included as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Proxies for the Annual and Special Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and there was no solicitation in opposition to the board of director’s solicitation. Holders of a total of 24,405,695 of Acasti’s common shares were present or represented by proxy at the Annual and Special Meeting, representing 54.71% of Acasti’s 44,611,930 common shares that were outstanding and entitled to vote at the Annual and Special Meeting as of the record date of August 24, 2022. Set forth below are the matters acted upon by Acasti shareholders at the Annual and Special Meeting, and the final voting results on each matter. Each of the proposals is described in further detail in the Proxy Statement.

Proposal 1

1.

To elect Jean-Marie (John) Canan, Jan D’Alvise, Donald Olds, Vimal Kavuru and Michael L. Derby as directors to serve for a term that expires at the 2023 annual meeting of Acasti shareholders, or until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Jean-Marie (John) Canan	16,796,118	98.05%	334,030	1.95%
Jan D'Alvise	16,796,433	98.05%	333,715	1.95%
Donald Olds	16,805,501	98.10%	324,647	1.90%
Vimal Kavuru	16,804,752	98.10%	325,397	1.90%
Michael L. Derby	16,801,358	98.08%	328,790	1.92%

Proposal 2

2.	To appoint KPMG LLP to hold office as Acasti’s auditors until the close of the next annual meeting of Acasti shareholders and to authorize the board of directors of Acasti to fix their remuneration.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
23,900,471	97.93%	505,223	2.07%

Proposal 3

3.	To adopt an advisory (non-binding) resolution approving the compensation of Acasti’s named executive officers, as disclosed in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
16,623,959	97.05%	394,137	2.30%

Proposal 4

4.

To approve amendments to the Acasti stock option plan to provide for an increase in the number of Acasti common shares that may be issued upon the exercise of all options granted under the Acasti stock option plan from 10% of the issued and outstanding Acasti common shares from time to time to 20% of the issued and outstanding Acasti common shares as of July 28, 2022, representing 8,898,838 Acasti common shares, which includes the 4,251,881 Acasti common shares currently reserved for outstanding options under the Acasti stock option plan and which limit shall also include the Acasti common shares issuable pursuable to any awards issued under the Acasti equity incentive plan, as described in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
10,433,588	95.16%	450,562	4.11%

Proposal 5

5.

To approve amendments to the Acasti equity incentive plan to set the total number of Acasti common shares reserved for issuance pursuant to awards granted under the Acasti equity incentive plan to an aggregate number that shall not exceed 20% of the issued and outstanding Acasti common shares as of July 28, 2022, representing 8,898,838 Acasti common shares, which limit shall include Acasti common shares issued under the Acasti stock option plan, as described in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
10,394,187	94.80%	441,962	4.03%

Item 7.01 Regulation FD Disclosure.

On September 29, 2022, Acasti issued a press release announcing the voting results of the Annual and Special Meeting and other matters, a copy of which is attached as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.1, are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that Acasti specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Acasti Stock Option Plan (incorporated by reference from Schedule A to Acasti’s proxy statement filed with the SEC on August 31, 2022)
10.2	Acasti Equity Incentive Plan (incorporated by reference from Schedule B to Acasti’s proxy statement filed with the SEC on August 31, 2022)
99.1	Press Release dated September 29, 2022 announcing voting results of Annual and Special Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acasti Pharma Inc.

Date:	September 29, 2022	By:	/s/ Jan D'Alvise
Jan D'Alvise, Chief Executive Officer